Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Timothy P. Cawley
Timothy P. Cawley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Robert Hoglund
Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Joseph Miller
Joseph Miller

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of April 2024.

/s/ Ellen V. Futter
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ John F. Killian
John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Karol V. Mason
Karol V. Mason

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Dwight A. McBride
Dwight A. McBride

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ William J. Mulrow
William J. Mulrow

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Armando J. Olivera
Armando J. Olivera

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ Michael W. Ranger
Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of April 2024.

/s/ Linda S. Sanford
Linda S. Sanford

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of April 2024.

/s/ Deirdre Stanley
Deirdre Stanley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of April 2024.

/s/ L. Frederick Sutherland
L. Frederick Sutherland

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York, as the case may be, with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Stock Purchase Plan and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of April 2024.

/s/ Catherine Zoi
Catherine Zoi